EXHIBIT 8.1

                                                                  April 28, 2000


Vornado Realty Trust,
   Park 80 West, Plaza II,
      Saddle Brook, New Jersey 07663.


Dear Sirs:


                  We have acted as your counsel in connection with the registration on the Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), of 7,032,750 shares of common stock, par value $.04 per share, of Vornado Realty Trust ("Vornado").

                  In rendering this opinion, we have reviewed such documents as we have considered necessary or appropriate. In addition, in rendering this opinion, we have relied (i) as to certain factual matters upon the statements and representations contained in the certificates provided to us by Vornado and Two Penn Plaza REIT, Inc. ("Two Penn"), each dated April 28, 2000 (attached as Exhibits A and B and, collectively, the "Vornado Certificates"), (ii) without independent investigation, as to certain factual matters upon

Vornado Realty Trust                                                         -2-

the statements and representations contained in the certificate provided to us by Alexander's, Inc. ("Alexander's") dated April 28, 2000 (attached as Exhibit C and, together with the Vornado Certificates, the "Certificates") and (iii) without independent investigation, upon the opinion of Shearman & Sterling, dated April 28, 2000, concerning the qualification of Alexander's as a real estate investment trust (a "REIT") for federal income tax purposes for each taxable year commencing with its taxable year ending December 31, 1995 (attached as Exhibit D, the "Shearman & Sterling Opinion"). We understand that, in providing its Certificates, Vornado is relying upon certificates, dated April 28, 2000, provided to it by David R. Greenbaum.

                  In rendering this opinion we have also assumed, with your approval, that (I) the statements and representations made in the Certificates are true and correct, (II) the Certificates have been executed by appropriate and authorized officers of Vornado, Two Penn and Alexander's and (III) the assumptions and conditions underlying the Shearman & Sterling Opinion are true and correct.

                  Based on the foregoing and in reliance thereon and subject thereto and on an analysis of the Code, Treasury Regulations thereunder, judicial authority and current administrative rulings and such other laws and facts as we have deemed relevant and necessary, we hereby confirm our opinion that commencing with its taxable year ending

Vornado Realty Trust                                                         -3-


December 31, 1993, Vornado has been organized in conformity with the requirements for qualification as a REIT under the Code, and its proposed method of operation will enable it to satisfy the requirements for qualification and taxation as a REIT. This opinion represents our legal judgement, but it has no binding effect or official status of any kind, and no assurance can be given that contrary positions may not be taken by the Internal Revenue Service or a court.

                  Vornado's qualification as a REIT will depend upon the continuing satisfaction by Vornado and, given Vornado's current ownership interest in Alexander's and Two Penn, by each of Alexander's and Two Penn, of the requirements of the Code relating to qualification for REIT status, which requirements include those that are dependent upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and recordkeeping. We do not undertake to monitor whether any of Vornado, Alexander's or Two Penn actually has satisfied or will satisfy the various REIT qualification tests.

                  We hereby consent to the filing with the Securities and Exchange Commission of this letter as an exhibit to the Prospectus included in the Registration Statement on Form S-3 and the reference to us therein under the caption "Federal Income Tax Considerations". In giving such consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act.

                                                      Very truly yours,


                                                      /s/ Sullivan & Cromwell

                              Vornado Realty Trust
                             Park 80 West, Plaza II
                         Saddle Brook, New Jersey 07663



                                                                  April 28, 2000


Sullivan & Cromwell
125 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     The undersigned officer of Vornado Realty Trust ("Vornado") hereby certifies on behalf of Vornado that, after due inquiry, he has made the factual representations set forth below and affirms as of the date hereof the accuracy of such representations. Vornado acknowledges and understands that Sullivan & Cromwell will be relying upon the accuracy of this certificate and these representations in rendering an opinion regarding Vornado's qualification for federal income tax purposes as a real estate investment trust (a "REIT"). In providing this certificate the undersigned officer is relying upon a certificate, dated April 28, 2000 received from David R. Greenbaum.

     1. Each of Vornado, its wholly-owned subsidiaries and Vornado Realty L.P. have operated and will operate in accordance with (i) its organizational document and (ii) the laws of the jurisdiction in which it is organized.

     2. Vornado is and will continue to be managed by one or more trustees.

     3. Vornado uses and will continue to use the calendar year as its accounting period for federal income tax purposes.

     4. Vornado has made a timely election, pursuant to Section 856(c)(1) of the Internal Revenue Code of 1986, as

Sullivan & Cromwell                                                          -2-


amended (the "Code"), to be taxed as a REIT commencing with its taxable year ending December 31, 1993 and such election has not been terminated or revoked.


     5. As of December 31, 1993, Vornado had distributed all "earnings and profits" (as determined for federal income tax purposes) which had been accumulated in taxable periods prior to 1993. Vornado has had and will have, as of the close of each taxable year subsequent to the taxable year ending December 31, 1993, no undistributed earnings and profits accumulated in any non-REIT year.

     6. For at least 335 days of its 1993 taxable year and for each taxable year thereafter, 100 or more persons have beneficially owned shares of beneficial interest in Vornado ("Shares").

      7. At no time during the last half of any taxable year following its first taxable year was more than 50 percent (as determined by reference to value) of Vornado's outstanding Shares, owned, directly or constructively, by five or fewer individuals (as defined in Section 542(a)(2), as modified by Section 856(h) of the Code, to include certain entities). This ownership restriction will continue to be satisfied in the current and all future taxable years. Constructive ownership for purposes of this representation is determined by reference to the attribution rules of Section 544 of the Code, as modified by
Section 856(h) of the Code.

      8. The beneficial ownership of Vornado is evidenced by transferable shares. Vornado will not impose, and is not aware of, any transfer restrictions on the Shares other than those currently set forth in Vornado's Amended and Restated Declaration of Trust.

      9. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, at least 75 percent of Vornado's gross income has consisted of and will continue to consist of (i) "rents from real property" within the meaning of
Section 856(d) of the Code, (ii) interest on obligations secured by mortgages on real property or on interests in real property, (iii) gain from the sale or other disposition





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Sullivan & Cromwell                                                         -3-


of real property (including interests in real property and interests in mortgages on real property) which is not described in Section 1221(1) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions") from the sale or other disposition of, transferable shares in other qualifying REITs, or (v) amounts described in Sections 856(c)(3)(E) through 856 (c)(3)(I) of the Code.*

      10. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, at least 95 percent of Vornado's gross income has consisted of and will consist of (i) the items of income described in paragraph 9 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(1) of the Code, (iii) interest, (iv) dividends and (v) (x) for taxable years beginning on or before August 5, 1997, income derived from payments to Vornado or a wholly-owned subsidiary of Vornado on a bona fide interest rate swap or cap agreement entered into to hedge any variable rate indebtedness of Vornado or such a subsidiary incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an agreement (an "Interest Rate Agreement") and (y) for taxable years beginning after August 5, 1997, income derived from payments to Vornado or a wholly-owned subsidiary of Vornado on interest rate swap or cap agreements, options,

--------
* For purposes of these representations (i) all assets, liabilities and items of income, deduction and credit of a "qualified REIT subsidiary" (as such term is defined in Section 856(i) of the Code) of Vornado are treated as assets, liabilities and such items of Vornado and (ii) Vornado is deemed to own its proportionate share (determined in accordance with Treasury Regulations 'SS'1.856-3(g)) of each of the assets of each partnership in which it holds an interest (including as a result of the operation of clause (i)) and is deemed to be entitled to the income of the partnership attributable to such share.

Sullivan & Cromwell                                                          -4-

futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment.

      11. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter other than taxable years beginning after August 5, 1997, less than 30 percent of Vornado's gross income has been derived from the sale or other disposition of (i) stock or securities (including Interest Rate Agreements) held for less than one year, (ii) property in a transaction which is a "prohibited transaction" (as defined in Section 857(b)(6)(B) of the Code), and
(iii) real property (including interests in real property and interests in mortgages on real property) held for less than four years other than property compulsorily or involuntarily converted within the meaning of Section 1033 of the Code, and property which is foreclosure property as defined in Section 856(e) of the Code.

      12. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, Vornado has not received or accrued and will not receive or accrue any amount directly or indirectly, with respect to any real or personal property in any case in which Vornado or any wholly-owned subsidiary of Vornado or any partnership in which Vornado has an interest (or any agent of any of the foregoing) furnishes or renders services to the tenants of such property, or manages or operates such property, either (i) other than through an "independent contractor" with respect to Vornado (within the meaning of Section 856(d)(3) of the Code) from whom or which Vornado or such subsidiary or partnership, as the case may be, does not derive or receive any income or, for taxable years beginning after December 31, 2000, a "taxable REIT subsidiary" (as defined in Section 856(l) of the Code) of Vornado (a "TRS") or (ii) other than services usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)- 1(c)(5), or not rendered primarily for the convenience of the occupant of the real property, within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), except that

Sullivan & Cromwell                                                          -5-


for taxable years beginning after August 5, 1997, Vornado may receive or accrue a de minimis amount for (i) services furnished or rendered by Vornado to the tenants of such property (other than services described in Section 856(d)(7)(C) of the Code) or (ii) managing or operating such property (herein "service consideration"), in each case which does not (a) cause any amount included in Vornado's gross income, other than such service consideration, to fail to qualify as "rents from real property" under Section 856(d) of the Code and (b) materially adversely affect Vornado's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 9 and 10 hereof.

      13. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, Vornado has not received or accrued and will continue not to receive or accrue rent attributable to personal property except with respect to a lease of real property where the average of the adjusted bases of the personal property at the beginning and at the end of the taxable year does not exceed 15 percent of the average of the aggregate adjusted bases of the real property and the personal property leased under such lease at the beginning and at the end of such taxable year within the meaning of Section 856(d)(1) of the Code. For taxable years beginning after December 31, 2000, "fair market values" shall be substituted for "adjusted bases" in the preceding sentence.

      14. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, Vornado has not received or accrued and will continue not to receive or accrue, directly or indirectly, any rent or interest, where the determination of the amount of rent or interest depends, in the case of rent, on the income or profits of any person from the property, and, in the case of interest, upon the income or profits of any person, except where interest or rent is based on a fixed percentage or percentages of receipts or sales within the meaning of Section 856(d)(2)(A) and Section 856(f)(1)(A) of the Code, and except that Vornado may receive or accrue a de minimis amount of such rent or interest, provided that such amount does not materially adversely affect Vornado's ability to satisfy the

Sullivan & Cromwell                                                          -6-


standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 9 and 10 hereof.

      15. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, Vornado has not received or accrued and will not receive or accrue, directly or indirectly, rent or any other consideration under a lease from any person in which Vornado owns, directly or indirectly (a) in the case of a corporation, 10 percent or more of the total combined voting power of all classes of stock entitled to vote, or 10 percent or more of the total number of shares of all classes of stock, or (b) in the case of an entity other than a corporation, an interest of 10 percent or more in the assets or net profits of such entity, except that Vornado may receive or accrue a de minimis amount of such rent or other consideration provided that such amount does not materially adversely affect Vornado's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 9 and 10 hereof. For purposes of this paragraph ownership will be determined by taking into account the constructive ownership rules of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code). For Vornado's 1993 taxable year and for each of its taxable years thereafter, Vornado has complied and will comply with the recordkeeping and filing requirements of Treasury Regulations Section 1.856-4(b)(4).

      16. At the close of each quarter of Vornado's 1993 taxable year and of each quarter of each of Vornado's taxable years thereafter, at least 75 percent of the value of Vornado's total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will continue to consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Vornado's operations, but not including receivables purchased from another person), and Government securities.

      17. At the close of each quarter of Vornado's 1993 taxable year and, assuming that Alexander's qualified as a REIT commencing with its taxable year beginning January 1,

Sullivan & Cromwell                                                          -7-


1995 and will so qualify for subsequent periods, at the close of each quarter of each of Vornado's taxable years thereafter, Vornado has not beneficially owned and will continue not to beneficially own securities in any one issuer (except for any securities qualifying as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code and, for taxable years beginning after December 31, 2000, securities of TRSs) having an aggregate value in excess of 5 percent of Vornado's total assets, as determined in accordance with Treasury Regulations
Section 1.856-2(d). For taxable years beginning after December 31, 2000, Vornado will not beneficially own securities of TRSs having an aggregate value in excess of 20 percent of Vornado's total assets, as determined in accordance with Treasury Regulations Section 1.856-2(d).

      18. At the close of each quarter of Vornado's 1993 taxable year and, assuming that Alexander's qualified as a REIT commencing with its taxable year beginning January 1, 1995 and will so qualify for subsequent periods, at the close of each quarter of each of Vornado's taxable years thereafter, Vornado has not beneficially owned and will continue not to beneficially own securities of any issuer (except for any securities qualifying as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and, for taxable years beginning after December 31, 2000, securities of TRSs) representing more than 10 percent of the outstanding voting securities of such issuer. For taxable years beginning after December 31, 2000, at the close of each quarter of each taxable year, Vornado will not beneficially own more than 10 percent of the total value of the securities of any single issuer other than (i) securities issued by TRSs, (ii) securities qualifying as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code), (iii) securities issued by "qualified REIT subsidiaries of Vornado and (iv) securities that are otherwise not subject to the provisions of Section 856(c)(4)(B)(iii)(III) of the Code as in effect for taxable years beginning after December 31, 2000.


      19. At no time since January 1, 1993 has Vornado or a direct or indirect wholly-owned subsidiary of Vornado owned

Sullivan & Cromwell                                                          -8-


and Vornado will not in the future own, more than 10 percent of the outstanding voting securities of any issuer other than (i) since March 2, 1995, Alexander's, Inc., (ii) an issuer in which Vornado or, for periods after January 1, 1993, a direct or indirect wholly-owned subsidiary of Vornado, has held all of the outstanding shares at all times since the formation of such issuer, (iii) Two Penn Plaza REIT, Inc. and (iv) for taxable years beginning after December 31, 2000, a TRS. Notwithstanding the foregoing, for taxable years beginning after August 5, 1997, Vornado may have wholly-owned subsidiaries whose shares it has not held at all times; provided that in connection with those subsidiaries Vornado complies with the requirements of Section 856(i) of the Code.

      20. For Vornado's 1993 taxable year and for each of Vornado's taxable years thereafter, Vornado has complied with and will continue to comply with the shareholder solicitation and the record-keeping requirements prescribed by
Section 857(a)(2) of the Code while still in effect and Section 857(f) of the Code thereafter and by Treasury Regulations Section 1.857-8.

      21. For Vornado's 1993 taxable year and each taxable year thereafter Vornado has distributed and will continue to distribute to its shareholders amounts equal in the aggregate to at least 95 percent of Vornado's "real estate investment trust taxable income" (determined without regard to the deduction for dividends paid (as defined in section 561 of the Code)) and by excluding any net capital gain (within the meaning of Section 857(a)(1)(A) of the Code), plus at least 95 percent of the excess of any "net income from foreclosure property" over the tax imposed by Section 857(b)(4)(A) of the Code on such net income, if any, as such terms in quotations are defined in Sections 857(b)(2) and 857(b)(4)(B), respectively, of the Code, during the taxable year involved or during the period thereafter as prescribed by Section 858 of the Code. Similarly, Vornado has complied with and will continue to comply with the distribution requirements imposed by Notice 88-19 in respect of "built-in gains" recognized by Vornado. For taxable years beginning after December 31, 2000, "90 percent" shall be substituted for "95 percent" in this representation.

Sullivan & Cromwell                                                          -9-


      22. Each distribution by Vornado that is treated as a dividend within the meaning of Section 316 of the Code will qualify for the deduction for dividends paid under Section 561 of the Code, and without limiting the foregoing, Vornado will not make any distribution that constitutes a preferential dividend as described in Section 562(c) of the Code.

      23. Vornado will at all times beneficially hold all of its assets for investment purposes and not as (i) stock in trade or other property of a kind which would properly be includible in inventory on hand at the close of a taxable year or (ii) property held primarily for sale to customers in the ordinary course of Vornado's trade or business.

      24. Vornado does not own and has not owned since January 1, 1993 any REMIC residual interests.

      25. Vornado has not, since January 1, 1993, and will not hold a partnership interest, unless such partnership is treated at all times for federal income tax purposes as a partnership and not as an association taxable as a corporation (including a publicly-traded partnership that is treated as a corporation under Section 7704 of the Code).*

      26. Vornado is a "domestically-controlled REIT" within the meaning of
Section 897(h)(4)(B) of the Code (that is, at all times during the last five years less than 50 percent (as determined by reference to value) of the outstanding interests in Vornado, or the predecessor of Vornado, have been held, directly or indirectly, by foreign persons).

      27. Vornado is not a "pension-held REIT" within the meaning of Section 856(h)(3)(D) of the Code (that is, either (i) it is not the case that Vornado fails to be closely-held (within the meaning of Section 856(h) of the Code solely as a result of Section 856(h)(3) of the Code or (ii) certain other conditions are met).



--------
* For these purposes we are disregarding a partnership between two wholly-owned subsidiaries of Vornado.

Sullivan & Cromwell                                                         -10-

      28. Vornado has made a timely election, pursuant to Notice 88-19, to be subject to rules similar to the rules of Section 1374 of the Code with respect to built-in gains recognized during the ten-year period following its initial qualification as a REIT.

      29. Vornado has at all times dealt, and will continue to deal, with Vornado Management Corp., The Mendik Management Company, Inc. and Vornado RR, Inc. on an arm's length basis. Furthermore, Vornado will deal on an arm's length basis with any corporation in which Vornado owns, directly or indirectly, non-voting shares, which is not a wholly-owned subsidiary of Vornado.

      30. In addition to those representations set forth in this officer's certificate relating to the qualification of Vornado as a REIT, Vornado will comply with all other requirements under the Code (including, without limitation, Sections 856 through 860 of the Code) in order to maintain its qualification as a REIT.

      31. Vornado believes, based upon an opinion received from Shearman & Sterling and upon representations received by it from Alexander's, that Alexander's qualified as a REIT for its taxable year beginning January 1, 1995 and will so qualify for subsequent periods.

      32. Neither Vornado nor any of its subsidiaries (including for this purpose any entity at least 95% of the nonvoting stock of which is owned by Vornado) have performed, or will perform, any services for Alexander's or Two Penn Plaza REIT, Inc., any of their subsidiaries or any partnership or other unincorporated entity in which Alexander's or Two Penn Plaza REIT, Inc. holds (directly or indirectly) an interest, that would cause any income realized by Alexander's or Two Penn Plaza REIT, Inc. (or any such subsidiary, partnership or other entity) from and after July 1, 1994, to fail to be described in Section 856(c)(2) of the Code.

         IN WITNESS WHEREOF, I have, on behalf of Vornado, signed this officers certificate as of this 28 day of April, 2000.

                                                   VORNADO REALTY TRUST



                                                   By: /s/ Joseph Macnow
                                                       -------------------------
                                                       Name:  Joseph Macnow
                                                       Title: Executive Vice
                                                              President

                            Two Penn Plaza REIT, Inc.
                             Park 80 West, Plaza II
                         Saddle Brook, New Jersey 07663


                                                                  April 28, 2000

Sullivan & Cromwell
125 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     The undersigned officer of Two Penn Plaza REIT, Inc. ("Two Penn") hereby certifies on behalf of Two Penn that, after due inquiry, he has made the factual representations set forth below and affirms as of the date hereof the accuracy of such representations. Two Penn acknowledges and understands that Sullivan & Cromwell will be relying upon the accuracy of this certificate and these representations in rendering an opinion regarding Vornado Realty Trust's ("Vornado") qualification for federal income tax purposes as a real estate investment trust (a "REIT"). In providing this certificate the undersigned officer is relying upon a certificate, dated April 28, 2000, received by David
R. Greenbaum.

      1. Two Penn and each of its wholly-owned subsidiaries has operated and will operate in accordance with (i) its organizational document and (ii) the laws of the jurisdiction in which it is organized.

      2. Two Penn has been and will be managed by one or more trustees or directors.

      3. Two Penn has used and will use the calendar year as its accounting period for federal income tax purposes.

      4. Two Penn has made a timely election, pursuant to Section 856(c)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), to be taxed as a real estate investment trust commencing with its first taxable year.

      5. As of the close of its first taxable year and each

Sullivan & Cromwell                                                          -2-

taxable year thereafter, Two Penn will have no undistributed earnings and profits accumulated in any non-REIT year.

      6. For at least 335 days of each taxable year following its first taxable year, 100 or more persons will beneficially own shares of beneficial interest in Two Penn ("Shares").

      7. At no time during the last half of any taxable year following its first taxable year will more than 50 percent (as determined by reference to value) of Two Penn's outstanding Shares, be owned, directly or constructively, by five or fewer individuals (as defined in Section 542(a)(2), as modified by Section 856(h) of the Code, to include certain entities). Constructive ownership for purposes of this representation is determined by reference to the attribution rules of Section 544 of the Code, as modified by Section 856(h) of the Code.

      8. The beneficial ownership of Two Penn will be evidenced by transferable shares. Two Penn will not impose any transfer restrictions on the Shares other than those designed to enable Two Penn to qualify as a REIT for federal income tax purposes.

      9. For each of Two Penn's taxable years, at least 75 percent of Two Penn's gross income will consist of (i) "rents from real property" within the meaning of Section 856(d) of the Code, (ii) interest on obligations secured by mortgages on real property or on interests in real property, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not described in Section 1221(1) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions") from the sale or other disposition of, transferable shares in other qualifying real estate investment trusts, or (v) amounts described in Sections 856(c)(3)(E) through 856 (c)(3)(I) of the Code.*

--------

* For purposes of these representations (i) all assets, liabilities and items of income, deduction and credit

Sullivan & Cromwell                                                          -3-



      10. For each of Two Penn's taxable years, at least 95% of Two Penn's gross income will consist of (i) the items of income described in paragraph 9 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(1) of the Code, (iii) interest, (iv) dividends and (v) (x) for taxable years beginning on or before August 5, 1997, income derived from payments to Two Penn or a wholly- owned subsidiary of Two Penn on a bona fide interest rate swap or cap agreement entered into to hedge any variable rate indebtedness of Two Penn or such a subsidiary incurred or to be incurred to acquire or carry real estate assets or gain from the sale or other disposition of such an agreement (an "Interest Rate Agreement") and (y) for taxable years beginning after August 5, 1997, income derived from payments to Two Penn or a wholly-owned subsidiary of Two Penn on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment.

      11. For each of Two Penn's taxable years other than taxable years beginning after August 5, 1997, less than 30 percent of Two Penn's gross income was derived from the sale or other disposition of (i) stock or securities (including Interest Rate Agreements) held for less than one year, (ii) property in a transaction which is a "prohibited

-----------

      of a "qualified REIT subsidiary" (as such term is defined in Section 856(i) of the Code) of Two Penn will be treated as assets, liabilities and such items of Two Penn and (ii) Two Penn will be deemed to own its proportionate share (determined in accordance with Treasury
      Regulations 'SS'1.856-3(g)) of each of the assets of each partnership in which it holds an interest (including as a result of the operation of clause (i)) and deemed to be entitled to the income of the partnership attributable to such share.

Sullivan & Cromwell                                                          -4-


transaction" (as defined in Section 857(b)(6)(B) of the Code), and (iii) real property (including interests in real property and interests in mortgages on real property) held for less than four years other than property compulsorily or involuntarily converted within the meaning of Section 1033 of the Code, and property which is foreclosure property as defined in Section 856(e) of the Code.

      12. For each of Two Penn's taxable years, Two Penn has not received or accrued and will not receive or accrue any amount, directly or indirectly, with respect to any real or personal property in any case in which Two Penn or any wholly-owned subsidiary of Two Penn or any partnership in which Two Penn has an interest (or any agent of any of the foregoing) furnishes or renders services to the tenants of such property, or manages or operates such property, either (i) other than through an "independent contractor" with respect to Two Penn (within the meaning of Section 856(d)(3) of the Code) from whom or which Two Penn or such subsidiary or partnership, as the case may be, does not derive or receive any income or, for taxable years beginning after December 31, 2000, a "taxable REIT subsidiary" (as defined in Section 856(l) of the Code) of Two Penn (a "TRS") or (ii) other than services usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)- 1(c)(5), or not rendered primarily for the convenience of the occupant of the real property, within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), except that for taxable years beginning after August 5, 1997, Two Penn may receive or accrue a de minimis amount for (i) services furnished or rendered by Two Penn to the tenants of such property (other than services described in Section 856(d)(7)(C) of the Code) or (ii) managing or operating such property (herein "service consideration"), in each case which does not (a) cause any amount included in Two Penn's gross income, other than such service consideration, to fail to qualify as "rents from real property" under Section 856(d) of the Code and (b) materially adversely affect Two Penn's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 9 and 10 hereof.

Sullivan & Cromwell                                                          -5-

         13. For each of Two Penn's taxable years, Two Penn will not receive or accrue rent attributable to personal property except with respect to a lease of real property where the average of the adjusted bases of the personal property at the beginning and at the end of the taxable year does not exceed 15 percent of the average of the aggregate adjusted bases of the real property and the personal property leased under such lease at the beginning and at the end of such taxable year within the meaning of Section 856(d)(1) of the Code. For taxable years beginning after December 31, 2000, "fair market values" shall be substituted for "adjusted bases" in the preceding sentence.

      14. For each of Two Penn's taxable years, Two Penn will not receive or accrue, directly or indirectly, any rent or interest, where the determination of the amount of rent or interest depends, in the case of rent, on the income or profits of any person from the property, and, in the case of interest, upon the income or profits of any person, except where interest or rent is based on a fixed percentage or percentages of receipts or sales within the meaning of
Section 856(d)(2)(A) and Section 856(f)(1)(A) of the Code, and except that Two Penn may receive or accrue a de minimis amount of such rent or interest, provided that such amount does not materially adversely affect Two Penn's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 9 and 10 hereof.

      15. For each of Two Penn's taxable years, Two Penn will not receive or accrue, directly or indirectly, rent or any other consideration under a lease from any person in which Two Penn owns, directly or indirectly (a) in the case of a corporation, 10 percent or more of the total combined voting power of all classes of stock entitled to vote, or 10 percent or more of the total number of shares of all classes of stock, or (b) in the case of an entity other than a corporation, an interest of 10 percent or more in the assets or net profits of such entity, except that Two Penn may receive or accrue a de minimis amount of such rent or other consideration provided that such amount does not materially adversely affect Two Penn's ability to satisfy the standards

Sullivan & Cromwell                                                          -6-

relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 9 and 10 hereof. For purposes of this paragraph ownership will be determined by taking into account the constructive ownership rules of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code). For each of Two Penn's taxable years, Two Penn has complied and will comply with the recordkeeping and filing requirements of Treasury Regulations Section 1.856-4(b)(4).

      16. At the close of each quarter of each of Two Penn's taxable years, at least 75 percent of the value of Two Penn's total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will continue to consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Two Penn's operations, but not including receivables purchased from another person), and Government securities.

      17. At the close of each quarter of each of Two Penn's taxable years, (i) Two Penn will not beneficially own securities in any one issuer (except for any securities qualifying as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code and, for taxable years beginning after December 31, 2000, securities of TRSs) having an aggregate value in excess of 5 percent of Two Penn's total assets, as determined in accordance with Treasury Regulations
Section 1.856-2(d) and (ii) for taxable years beginning after December 31, 2000, Two Penn will not beneficially own securities of TRSs having an aggregate value in excess of 20 percent of Two Penn's total assets, as determined in accordance with Treasury Regulations Section 1.856-2(d).

      18. At the close of each quarter of each taxable year of Two Penn, (i) Two Penn will not beneficially own securities of any issuer (except for any securities qualifying as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and, for taxable years beginning after December 31, 2000, securities of TRSs) representing more than 10 percent of the outstanding voting securities of such issuer and (ii) for taxable years

Sullivan & Cromwell                                                          -7-


beginning after December 31, 2000, Two Penn will not beneficially own securities of any issuer (except for securities qualifying as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code or securities of TRSs) representing more than 10 percent of the value of the outstanding securities of such issuer.

      19. For each of Two Penn's taxable years, Two Penn has complied with and will continue to comply with the shareholder solicitation and the record-keeping requirements prescribed by Section 857(a)(2) of the Code while still in effect and Section 857(f) of the Code thereafter and by Treasury Regulations Section 1.857-8.

      20. For each of Two Penn's taxable years, Two Penn will distribute to its shareholders amounts equal in the aggregate to at least 95 percent of Two Penn's "real estate investment trust taxable income" (determined without regard to the deduction for dividends paid (as defined in section 561 of the Code)) and by excluding any net capital gain (within the meaning of Section 857(a)(1)(A) of the Code), plus at least 95 percent of the excess of any "net income from foreclosure property" over the tax imposed by Section 857(b)(4)(A) of the Code on such net income, if any, as such terms in quotations are defined in Sections 857(b)(2) and 857(b)(4)(B), respectively, of the Code, during the taxable year involved or during the period thereafter as prescribed by Section 858 of the Code. For taxable years beginning after December 31, 2000, "90 percent" shall be substituted for "95 percent" in the this representation.

      21. Each distribution by Two Penn that is treated as a dividend within the meaning of Section 316 of the Code will qualify for the deduction for dividends paid under Section 561 of the Code, and without limiting the foregoing, Two Penn will not make any distribution that constitutes a preferential dividend as described in Section 562(c) of the Code.

      22. Two Penn will at all times beneficially hold all of its assets for investment purposes and not as (i) stock in trade or other property of a kind which would properly be includible in inventory on hand at the close of a taxable

Sullivan & Cromwell                                                          -8-

year or (ii) property held primarily for sale to customers in the ordinary course of Two Penn's trade or business.

      23. Two Penn will not own any REMIC residual interests.

      24. Two Penn will not hold a partnership interest unless such partnership is treated at all times for federal income tax purposes as a partnership and not as an association taxable as a corporation (including a publicly- traded partnership that is treated as a corporation under Section 7704 of the Code).

      25. In addition to those representations set forth in this officer's certificate relating to the qualification of Two Penn as a REIT for federal income tax purposes, Two Penn will comply with all other requirements under the Code (including, without limitation, Sections 856 through 860 of the Code) in order to maintain its qualification as a REIT.

      IN WITNESS WHEREOF, I have, on behalf of Two Penn, signed this officers certificate as of this 28 day of April, 2000.


                                                    TWO PENN PLAZA REIT, INC.

                                                    By: /s/ Joseph Macnow
                                                        ------------------------
                                                        Name: Joseph Macnow
                                                        Title: Executive Vice
                                                               President

                                Alexander's, Inc.
                             Park 80 West, Plaza II
                             Saddle Brook, NJ 07663



                                                                  April 28, 2000


Sullivan & Cromwell
125 Broad Street
New York, New York 10004

Ladies and Gentlemen:

                  The undersigned officer of Alexander's, Inc. (the "Company") hereby certifies on behalf of the Company that, after due inquiry, he has made the representations set forth below and affirms as of the date hereof the accuracy of such representations. The Company acknowledges and understands that Shearman & Sterling will be relying upon the accuracy of this certificate and these representations in (i) rendering an opinion regarding the election made by the Company to be treated for federal income tax purposes as a real estate investment trust (a "REIT") within the meaning of Section 856(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) allowing the Shearman & Sterling name and opinion to be included by reference in the opinion letter given by Sullivan & Cromwell in connection with the registration of 7,032,750 shares of common stock, par value $.04 per share, of Vornado Realty Trust on April 28, 2000 on the Registration Statement on Form S-3 under the Securities Act of 1933, as amended. In certain of these representations, the Company is relying on representations furnished to it by Vornado Realty Trust.

                  1. The Company has operated, and will continue to operate, in accordance with (i) its organizational document and (ii) the laws of the jurisdiction in which it is organized.

                  2. The Company has been, and will continue to be, managed by a board of directors.

                  3. Since January 1, 1995, the taxable year of the Company has been the calendar year.

                  4. The Company has made a valid election to be taxed as a REIT for its taxable year ended December 31, 1995, which election has not been, and will not be, revoked or terminated.

                  5. For its taxable year ended December 31, 1995, the Company had a deficit in earnings and profits (as defined in the Code) in excess of its accumulated earnings and profits (if any) as of the close of its taxable year ended December 31, 1994.

                  6. For each taxable year of the Company commencing with the Company's taxable year ended December 31, 1995, at least 75 percent of the Company's annual gross income has consisted, and will continue to consist, of
(i) "rents from real property" within the meaning of Section 856(d) of the Code,
(ii) interest on obligations secured by mortgages on real property or on interests in real property, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not described in Section 1221(l) of the Code, or (iv) amounts described in Sections 856(c)(3)(D) through 856(c)(3)(I) of the Code.(1)

                  7. For each taxable year of the Company commencing with the Company's taxable year ended December 31, 1995, at least 95 percent of the Company's annual gross income has consisted, and will continue to consist, of
(i) the items of income described in paragraph 6 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in
Section 1221(l) of the Code, (iii) interest, (iv) dividends and (v) income derived from payments to the Company on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment.

                  8. Since January 1, 1995, the Company has not received or accrued, and will not receive or accrue, any amount (herein "service consideration"), directly or indirectly, with respect to any real or personal property in any case in which the Company or any wholly-owned subsidiary of the Company or any partnership or tenancy-in-common in which the Company has an interest (or any agent of any of the foregoing) furnishes or renders services to the tenants of such property, or manages or operates such property other than
(i) through an "independent contractor" with respect to the Company (within the meaning of Section 856(d)(3) of the Code) from whom or which the Company or such subsidiary, partnership or

--------

(1) For purposes of these representations (i) all assets, liabilities and items of income, deduction and credit of a "qualified REIT subsidiary" (as such term is defined in Section 856(i) of the Code) of the Company are treated as assets, liabilities and such items of the Company and (ii) the Company is deemed to own its proportionate share (determined in accordance with Treasury Regulations 'SS' 1.856-3(g)) of each of the assets of each partnership or tenancy-in-common in which it holds an interest (including as a result of the operation of clause (i)) and is deemed to be entitled to the income of the partnership or tenancy-in-common attributable to such share.

tenancy-in-common, as the case may be, does not derive or receive any income;
(ii) services usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)-l(c)(5), or not rendered primarily for the convenience of the occupant of the real property, within the meaning of Treasury Regulations Section 1.512(b)-l(c)(5); or (iii) actions carried out by or on behalf of the directors of the Company as a part of performing their fiduciary duty to manage the Company, which need not be delegated or contracted out to independent contractors, pursuant to Treasury Regulations Section 1.856-4(b)(5)(ii), except that the Company may receive or accrue a de minimis amount of service consideration which does not (a) cause any amount included in the Company's gross income, other than such service consideration, to fail to qualify as "rents from real property" under Section 856(d) of the Code or (b) materially adversely affect the Company's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 6 and 7 hereof.

                  9. Since January 1, 1995, the Company has not received or accrued, and will not receive or accrue, rent attributable to personal property except with respect to a lease of real property where the average of the adjusted bases of the personal property at the beginning and at the end of the taxable year does not exceed 15 percent of the average of the aggregate adjusted bases of the real property and the personal property leased under such lease at the beginning and at the end of such taxable year within the meaning of Section 856(d)(1) of the Code.

                  10. Since January 1, 1995, the Company has not received or accrued, and will not receive or accrue, directly or indirectly, any rent or interest, where the determination of amount of rent or interest depends, in the case of rent, on the income or profits of any person from the property, and, in the case of interest, upon the income or profits of any person, except where interest or rent is based on a fixed percentage or percentages of receipts or sales within the meaning of Section 856(d)(2)(A) and Section 856(f)(1)(A) of the Code, and except that the Company may receive or accrue a de minimis amount of such rent or interest, provided that such amount does not materially adversely affect the Company's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 6 and 7 hereof.

                  11. The Company will not receive or accrue (and since January 1, 1995, has not received or accrued) any amount from (i) any corporation in which it owns (or since July 1, 1994, has owned) 10 percent or more of the total combined voting power of all shares of stock entitled to vote or 10 percent or more of the total number of shares of all classes of stock of such corporation, or (ii) any unincorporated entity in which it owns (or since July 1, 1994, has owned) an interest of 10 percent or more in the assets or net profits of such person. For purposes of this assumption, ownership is determined in accordance with section 856(d)(5) of the Code. Since January 1, 1995, the Company has complied, and will continue to comply, with the recordkeeping and filing requirements of Treasury Regulations Section 1.856-4(b)(4).

                  12. Since January 1, 1995, at the close of each quarter of the Company's taxable year, at least 75 percent of the value of the Company's total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted, and will continue to consist, of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of the Company's operations, but not including receivables purchased from another person), and Government securities.

                  13. Since January 1, 1995, at the close of each quarter of the Company's taxable year, the Company has not beneficially owned, and will not beneficially own, securities in any one issuer (except for any securities qualifying as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code) having an aggregate value in excess of 5 percent of the Company's total assets, as determined in accordance with Treasury Regulations Section 1.856- 2(d).

                  14. Since January 1, 1995, at the close of each quarter of the Company's taxable year, the Company has not beneficially owned, and will not beneficially own, securities of any issuer (except for any securities qualifying as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code) representing more than 10 percent of the outstanding voting securities of such issuer.

                  15. The Company has requested and maintained, and will continue to request and maintain, records concerning ownership of its outstanding shares in accordance with section 857(f)(1) of the Code and Treasury Regulations promulgated thereunder and predecessor requirements.

                  16. The Company has made, and will make, distributions to its stockholders sufficient to meet the 95 percent distribution requirements of section 857(a)(1) of the Code for the taxable year for which the REIT election was made and every subsequent taxable year. In this connection, the Company has complied with and will continue to comply with the distribution requirements imposed by Notice 88-19 in respect of "built-in gains" recognized by the Company.

                  17. Each distribution by the Company that is treated as a dividend within the meaning of Section 316 of the Code will qualify for the deduction for dividends paid under Section 561 of the Code, and without limiting the foregoing, the Company will not make any distribution that constitutes a preferential dividend as described in Section 562(c) of the Code.

                  18. At all times, the Company has beneficially held, and will continue to beneficially hold, all of its assets for investment purposes and not as (i) stock in trade or other property of a kind which would properly be includible in inventory at hand at the close of a taxable year or (ii) property held primarily for sale to customers in the ordinary course of the Company's trade or business.

                  19. The Company has not held, and will not hold, a partnership interest, unless such partnership is treated at all times for federal income tax purposes as a partnership and not as an association taxable as a corporation (including a publicly traded partnership that is treated as a corporation under Section 7704 of the Code).

                  20. Since January 1, 1995, the outstanding shares of the Company have been held by at least 100 or more persons, and such shares will continue to be held by 100 or more persons.

                  21. Not more than 50 percent in value of the outstanding shares of the Company have been or will be owned directly or indirectly, actually or constructively (within the meaning of section 542(a)(2) of the Code, as modified by section 856(h) of the Code), by five or fewer individuals (or entities treated as individuals for purposes of section 856(h) of the Code) during the second half of every taxable year following the taxable year ended December 31, 1995.

                  22. In addition to those representations set forth in this officer's certificate relating to the qualification of the Company as a REIT, the Company has complied, and will continue to comply, with all other requirements under the Code (including, without limitation, Sections 856 through 860 of the Code) in order to qualify as a REIT for each of the Company's taxable years since January 1, 1995.


                  IN WITNESS WHEREOF, I have, on behalf of the Company, signed this officers certificate as of this 28th day of April 2000.

                                              ALEXANDER'S INC.


                                              By: /s/ Irwin Goldberg
                                                  ----------------------------
                                                  Name:  Irwin Goldberg
                                                  Title: Treasurer

                                Alexander's, Inc.
                             Park 80 West, Plaza II
                             Saddle Brook, NJ 07663


                                                                  April 28, 2000


Vornado Realty Trust
Park 80 West, Plaza II
Saddle Brook, NJ 07663

Ladies and Gentlemen:

                  The undersigned officer of Alexander's, Inc. (the "Company") hereby certifies on behalf of the Company that, after due inquiry, he has made the representations set forth below and affirms as of the date hereof the accuracy of such representations. The Company acknowledges and understands that Shearman & Sterling will be relying upon the accuracy of this certificate and these representations in (i) rendering an opinion regarding the election made by the Company to be treated for federal income tax purposes as a real estate investment trust (a "REIT") within the meaning of Section 856(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) allowing the Shearman & Sterling name and opinion to be included by reference in the opinion letter given by Sullivan & Cromwell in connection with the registration of 7,032,750 shares of common stock, par value $.04 per share, of Vornado Realty Trust on April 28, 2000 on the Registration Statement on Form S-3 under the Securities Act of 1933, as amended. In certain of these representations, the Company is relying on representations furnished to it by Vornado Realty Trust.

                  1. The Company has operated, and will continue to operate, in accordance with (i) its organizational document and (ii) the laws of the jurisdiction in which it is organized.

                  2. The Company has been, and will continue to be, managed by a board of directors.

                  3. Since January 1, 1995, the taxable year of the Company has been the calendar year.

                  4. The Company has made a valid election to be taxed as a REIT for its taxable year ended December 31, 1995, which election has not been, and will not be, revoked or terminated.

                  5. For its taxable year ended December 31, 1995, the Company had a deficit in earnings and profits (as defined in the Code) in excess of its accumulated earnings and profits (if any) as of the close of its taxable year ended December 31, 1994.

                  6. For each taxable year of the Company commencing with the Company's taxable year ended December 31, 1995, at least 75 percent of the Company's annual gross income has consisted, and will continue to consist, of
(i) "rents from real property" within the meaning of Section 856(d) of the Code,
(ii) interest on obligations secured by mortgages on real property or on interests in real property, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not described in Section 1221(l) of the Code, or (iv) amounts described in Sections 856(c)(3)(D) through 856(c)(3)(I) of the Code.(2)

                  7. For each taxable year of the Company commencing with the Company's taxable year ended December 31, 1995, at least 95 percent of the Company's annual gross income has consisted, and will continue to consist, of
(i) the items of income described in paragraph 6 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in
Section 1221(l) of the Code, (iii) interest, (iv) dividends and (v) income derived from payments to the Company on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment.

                  8. Since January 1, 1995, the Company has not received or accrued, and will not receive or accrue, any amount (herein "service consideration"), directly or indirectly, with respect to any real or personal property in any case in which the Company or any wholly- owned subsidiary of the Company or any partnership or tenancy-in-common in which the Company has an interest (or any agent of any of the foregoing) furnishes or renders services to the tenants of such property, or manages or operates such property other than
(i) through an "independent contractor" with respect to the Company (within the meaning of Section 856(d)(3) of the Code) from whom or which the Company or such subsidiary, partnership or


--------
(2) For purposes of these representations (i) all assets, liabilities and items of income, deduction and credit of a "qualified REIT subsidiary" (as such term is defined in Section 856(i) of the Code) of the Company are treated as assets, liabilities and such items of the Company and (ii) the Company is deemed to own its proportionate share (determined in accordance with Treasury Regulations 'SS' 1.856-3(g)) of each of the assets of each partnership or tenancy-in-common in which it holds an interest (including as a result of the operation of clause (i)) and is deemed to be entitled to the income of the partnership or tenancy-in-common attributable to such share.

tenancy-in-common, as the case may be, does not derive or receive any income;
(ii) services usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)-l(c)(5), or not rendered primarily for the convenience of the occupant of the real property, within the meaning of Treasury Regulations Section 1.512(b)-l(c)(5); or (iii) actions carried out by or on behalf of the directors of the Company as a part of performing their fiduciary duty to manage the Company, which need not be delegated or contracted out to independent contractors, pursuant to Treasury Regulations Section 1.856-4(b)(5)(ii), except that the Company may receive or accrue a de minimis amount of service consideration which does not (a) cause any amount included in the Company's gross income, other than such service consideration, to fail to qualify as "rents from real property" under Section 856(d) of the Code or (b) materially adversely affect the Company's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 6 and 7 hereof.

                  9. Since January 1, 1995, the Company has not received or accrued, and will not receive or accrue, rent attributable to personal property except with respect to a lease of real property where the average of the adjusted bases of the personal property at the beginning and at the end of the taxable year does not exceed 15 percent of the average of the aggregate adjusted bases of the real property and the personal property leased under such lease at the beginning and at the end of such taxable year within the meaning of Section 856(d)(1) of the Code.

                  10. Since January 1, 1995, the Company has not received or accrued, and will not receive or accrue, directly or indirectly, any rent or interest, where the determination of amount of rent or interest depends, in the case of rent, on the income or profits of any person from the property, and, in the case of interest, upon the income or profits of any person, except where interest or rent is based on a fixed percentage or percentages of receipts or sales within the meaning of Section 856(d)(2)(A) and Section 856(f)(1)(A) of the Code, and except that the Company may receive or accrue a de minimis amount of such rent or interest, provided that such amount does not materially adversely affect the Company's ability to satisfy the standards relating to 75 percent and 95 percent of its gross income as set forth in paragraphs 6 and 7 hereof.

                  11. The Company will not receive or accrue (and since January 1, 1995, has not received or accrued) any amount from (i) any corporation in which it owns (or since July 1, 1994, has owned) 10 percent or more of the total combined voting power of all shares of stock entitled to vote or 10 percent or more of the total number of shares of all classes of stock of such corporation, or (ii) any unincorporated entity in which it owns (or since July 1, 1994, has owned) an interest of 10 percent or more in the assets or net profits of such person. For purposes of this assumption, ownership is determined in accordance with section 856(d)(5) of the Code. Since January 1, 1995, the Company has complied, and will continue to comply, with the recordkeeping and filing requirements of Treasury Regulations Section 1.856-4(b)(4).

                  12. Since January 1, 1995, at the close of each quarter of the Company's taxable year, at least 75 percent of the value of the Company's total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted, and will continue to consist, of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of the Company's operations, but not including receivables purchased from another person), and Government securities.

                  13. Since January 1, 1995, at the close of each quarter of the Company's taxable year, the Company has not beneficially owned, and will not beneficially own, securities in any one issuer (except for any securities qualifying as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code) having an aggregate value in excess of 5 percent of the Company's total assets, as determined in accordance with Treasury Regulations Section 1.856-2(d).

                  14. Since January 1, 1995, at the close of each quarter of the Company's taxable year, the Company has not beneficially owned, and will not beneficially own, securities of any issuer (except for any securities qualifying as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code) representing more than 10 percent of the outstanding voting securities of such issuer.

                  15. The Company has requested and maintained, and will continue to request and maintain, records concerning ownership of its outstanding shares in accordance with section 857(f)(1) of the Code and Treasury Regulations promulgated thereunder and predecessor requirements.

                  16. The Company has made, and will make, distributions to its stockholders sufficient to meet the 95 percent distribution requirements of section 857(a)(1) of the Code for the taxable year for which the REIT election was made and every subsequent taxable year. In this connection, the Company has complied with and will continue to comply with the distribution requirements imposed by Notice 88-19 in respect of "built-in gains" recognized by the Company.

                  17. Each distribution by the Company that is treated as a dividend within the meaning of Section 316 of the Code will qualify for the deduction for dividends paid under Section 561 of the Code, and without limiting the foregoing, the Company will not make any distribution that constitutes a preferential dividend as described in Section 562(c) of the Code.

                  18. At all times, the Company has beneficially held, and will continue to beneficially hold, all of its assets for investment purposes and not as (i) stock in trade or other property of a kind which would properly be includible in inventory at hand at the close of a taxable year or (ii) property held primarily for sale to customers in the ordinary course of the Company's trade or business.

                  19. The Company has not held, and will not hold, a partnership interest, unless such partnership is treated at all times for federal income tax purposes as a partnership and not as an association taxable as a corporation (including a publicly traded partnership that is treated as a corporation under Section 7704 of the Code).

                  20. Since January 1, 1995, the outstanding shares of the Company have been held by at least 100 or more persons, and such shares will continue to be held by 100 or more persons.

                  21. Not more than 50 percent in value of the outstanding shares of the Company have been or will be owned directly or indirectly, actually or constructively (within the meaning of section 542(a)(2) of the Code, as modified by section 856(h) of the Code), by five or fewer individuals (or entities treated as individuals for purposes of section 856(h) of the Code) during the second half of every taxable year following the taxable year ended December 31, 1995.

                  22. In addition to those representations set forth in this officer's certificate relating to the qualification of the Company as a REIT, the Company has complied, and will continue to comply, with all other requirements under the Code (including, without limitation, Sections 856 through 860 of the Code) in order to qualify as a REIT for each of the Company's taxable years since January 1, 1995.


                  IN WITNESS WHEREOF, I have, on behalf of the Company, signed this officers certificate as of this 28th day of April 2000.

                                          ALEXANDER'S INC.


                                           By:  /s/ Irwin Goldberg
                                                -------------------------
                                                Name:   Irwin Goldberg
                                                Title:  Treasurer

                              Vornado Realty Trust
                             Park 80 West, Plaza II
                         Saddle Brook, New Jersey 07663



                                                                  April 28, 2000


Alexander's, Inc.
Park 80 West, Plaza II
Saddle Brook, NJ  07663

Gentlemen:

                  Vornado Realty Trust, a real estate investment trust organized under the laws of the State of Maryland ("Vornado"), is delivering this letter to you for purposes of your representations to Shearman & Sterling in connection with their opinion regarding the election made by Alexander's, Inc. ("Alexander's") to be treated as a real estate investment trust within the meaning of Section 856(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Vornado hereby represents and warrants to Alexander's that, from and after July 1, 1994:

                  (i) neither Vornado nor any of its subsidiaries (including for this purpose any entity at least 95% of the preferred stock of which is owned by Vornado) (collectively the "Vornado Entities") have performed, or will perform, any services for Alexander's, for any of its subsidiaries or for any partnership or other unincorporated entity in which Alexander's holds (directly or indirectly) an interest (collectively the "Alexander's Entities"), that would cause any income realized by Alexander's (or any such subsidiary, partnership or other entity) from and after July 1, 1994, to fail to be described in Section 856(c)(2) of the Code;

                 (ii) all services performed, or to be performed, by Interstate Properties, a New Jersey general partnership, for any of the Alexander's Entities were performed, or will be performed, by Vornado Entities on behalf of Interstate Properties; and

                 (iii) none of the Vornado Entities have performed, or will perform, any services on behalf of Interstate Properties for any of the Alexander's Entities that would cause any income realized by Alexander's (or by any of the Alexander's Entities) from and after July 1, 1994, to fail to be described in Section 856(c)(2) of the Code.

                                                    Very truly yours,

                                                    /s/ Irwin Goldberg
                                                    ---------------------------
                                                    Irwin Goldberg
                                                    Chief Financial Officer

                                                                  April 28, 2000




Two Penn Plaza REIT, Inc.
Park 80 West, Plaza II
Saddle Brook, New Jersey


Ladies and Gentlemen:

          The undersigned David R. Greenbaum hereby certifies to Two Penn Plaza REIT, Inc. ("Two Penn") and Sullivan & Cromwell that, after due inquiry, he has made the factual representations set forth below and affirms as of the date hereof the accuracy of such representations. David R. Greenbaum acknowledges and understands that Two Penn will be relying upon the accuracy of this certificate and these representations in providing representations to Sullivan & Cromwell in connection with Sullivan & Cromwell's rendering its opinion regarding Vornado Realty Trust's ("Vornado") qualification for federal income tax purposes as a real estate investment trust (a "REIT").

          These representations assume that (i) no relationship exists between Two Penn and any tenant of Two Penn (either through actual or constructive ownership) resulting from the stock ownership of Vornado that would cause rents to be treated as "related party rents" and (ii) no ownership relationship exists between Vornado and BMS LLC (either through actual or constructive ownership) that would cause BMS LLC not to be treated as an independent contractor within the meaning of Section 856(d)(3) of the Code. These representations treat the arrangements pursuant to which the entity which the owners of Two Penn provide steam, chilled water, security and engineering services to

Two Penn Plaza REIT, Inc.                                                    -2-


adjacent properties as cost sharing arrangements from which no gross income arises.

          These representations do not apply to (i) assets held by Two Penn other than historic assets of Two Penn Plaza Associates, L.P. (the "Historic Assets"), and (ii) gross income arising from assets other than the Historic Assets. For these purposes, Two Penn will be treated as owning its share (as determined under Treasury Regulation 1.856-3(g)) of the assets of, and as deriving directly its share (as determined under Treasury Regulation 1.856-3(g)) of the gross income of, any entity (i) in which it owns an interest and (ii) which is treated as a partnership for federal income tax purposes.

     1. For each of Two Penn's taxable years, at least 75% of the gross income required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets taken as a whole will consist of (i) "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) interest on obligations secured by mortgages on real property or on interests in real property, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not described in Section 1221(1) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions") from the sale or other disposition of, transferable shares in qualifying real estate investment trusts, and (v) amounts described in Sections 856(c)(3)(E) through 856(c)(3)(I) of the Code.


     2. For each of Two Penn's taxable years, at least 95% of the gross income required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets taken as a whole will consist of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(1) of the Code,
(iii) interest, (iv) dividends

Two Penn Plaza REIT, Inc.                                                    -3-


and (v) (x) for taxable years beginning on or before August 5, 1997, income derived from payments to Two Penn on interest rate swaps or cap agreements entered into to hedge any variable rate indebtedness of Two Penn incurred or to be incurred to acquire or carry real property, or gain from the sale or other disposition of such an agreement (an "Interest Rate Agreement") and (y) for taxable years beginning after August 5, 1997, income derived from payments to Two Penn or a wholly-owned subsidiary of Two Penn on interest rate swap or cap agreements, options, futures contracts, forward rate agreements or other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment.

     3. For each of Two Penn's taxable years other than taxable years beginning after August 5, 1997, less than 30% of the gross income required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets taken as a whole was derived from the sale or other disposition of (i) stock or securities (including Interest Rate Agreements) held for less than one year, (ii) property in a transaction which would be a "prohibited transaction" (as defined in Section 857(b)(6)(B) of the Code), and (iii) real property (including interests in real property and interests in mortgages on real property) held for less than four years other than property compulsorily or involuntarily converted within the meaning of Section 1033 of the Code, and property which is foreclosure property as defined in Section 856(e) of the Code.

     4. For each of Two Penn's taxable years, Two Penn will not receive or accrue any amount required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets, directly or indirectly, with respect to any real or personal property in any case in which Two Penn or any entity in which it has an interest (or any agent of any of the foregoing) furnishes or renders services to the tenants of such property, or manages or operates such property, either (i) other than through an "independent contractor" with respect to Two Penn (within the meaning of Section 856(d)(3) of the Code) from whom Two

Two Penn Plaza REIT, Inc.                                                   -4-

Penn does not derive or receive any income or, for taxable years beginning after December 31, 2000, a "taxable REIT subsidiary" (as defined in Section 856(1) of the Code) of Two Penn (a "TRS") or (ii) other than services (x) usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), or (y) not rendered primarily for the convenience of the occupant of the real property within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5). For taxable years beginning after August 5, 1997, Two Penn will not receive or accrue, directly or indirectly, any "impermissible tenant service income" within the meaning of Section 856(d)(7) of the Code.

     5. For each of Two Penn's taxable years, Two Penn will not receive or accrue rent required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets attributable to personal property except with respect to a lease of real property where the average of the adjusted bases of the personal property at the beginning and at the end of the taxable year does not exceed 15 percent of the average of the aggregate adjusted bases of the real property and the personal property leased under such lease at the beginning and at the end of such taxable year within the meaning of Section 856 (d)(1) of the Code. For taxable years beginning after December 31, 2000, "fair market values" shall be substituted for "adjusted bases" in the preceding sentence.

     6. For each of Two Penn's taxable years, Two Penn will not receive or accrue, directly or indirectly, any rent or interest required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets, where the determination of the amount of rent or interest depends, in the case of rent, on the income or profits of any person from the property, and, in the case of interest, upon the income or profits of any person, except where interest or rent is based on a fixed percentage or percentages of receipts or sales within the meaning of Section 856(d)(2)(A) and Section 856(f)(1)(A) of the Code.

     7. For each of Two Penn's taxable years, Two Penn

Two Penn Plaza REIT, Inc.                                                    -5-

will not receive or accrue, directly or indirectly, rent or any other consideration required to be taken into account by Two Penn (for purposes of determining its qualification as a real estate investment trust) with respect to the Historic Assets under a lease from any person in which Two Penn owns, directly or indirectly (a) in the case of a corporation, 10 percent or more of the total combined voting power of all classes of stock entitled to vote, or 10 percent or more of the total number of shares of all classes of stock, or (b) in the case of an entity other than a corporation, an interest of 10 percent or more in the assets or net profits of such entity. For purposes of this paragraph ownership will be determined by taking into account the constructive ownership rules of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code).

     8. At the close of each quarter of each of Two Penn's taxable years, all of Two Penn's total assets (as determined in accordance with Treasury Regulations
Section 1.856-2(d)) will consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Two Penn's operations, but not including receivables purchased from another person), and Government securities (other than temporary investments of idle funds which will not cause Two Penn to violate the asset tests of Section 856(c)(4) of the Code).

     9. At the close of each quarter of each of Two Penn's taxable years, Two Penn will not beneficially own securities of any issuer other than securities qualifying as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code (other than temporary investments of idle funds which will not cause Two Penn to violate the asset tests of Section 856(c)(4) of the Code). For taxable years beginning after December 31, 2000, Two Penn will not beneficially own securities of TRSs having an aggregate value in excess of 20 percent of Two Penn's total assets, as determined in accordance with Treasury Regulations
Section 1.856-2(d).

     10. Two Penn will at all times beneficially hold all of its assets for investment purposes and not as (i) stock in trade or other property of a kind which would properly be includible in inventory on hand at the close of a taxable year or (ii) property held primarily for sale to customers

Two Penn Plaza REIT, Inc.                                                   -6-


in the ordinary course of a trade or business.

     11. Two Penn will not own any REMIC residual interests.

     12. In addition to those representations above, the operations of Two Penn will be conducted so as to allow it to comply with all other requirements under the Code (including, without limitation, Sections 856 through 860 of the Code) necessary for it to maintain qualification as a REIT.

     13. Two Penn Plaza Associates, L.P. terminated at the Effective Time (as defined in the Master Consolidation Agreement dated March 12, 1997, between Vornado, Vornado/Saddle Brook L.L.C., The Mendik Company, L.P. and certain other parties) under Section 708 of the Code.

     This certificate is being furnished to you in my capacity as an employee of Two Penn and by your acceptance of this certificate you agree that, in connection with the furnishing of this certificate, I am entitled to the benefits of the indemnification rights set forth on Annex A hereto.

     IN WITNESS WHEREOF, I have signed this certificate as of this 28 day of April, 2000.


                              By: /s/ David R. Greenbaum
                                  ------------------------------
                                  Name:  David R. Greenbaum
                                  Title:

                                                                         Annex A



          This will confirm that (a) David R. Greenbaum is hereby designated as an "indemnities" under the declaration of trust and bylaws of Vornado Realty Trust and (b) David R. Greenbaum will be exculpated from liability to the extent set forth in the declaration of trust or bylaws of Vornado Realty Trust; provided, that such indemnification shall not extend to cover any costs, expenses or liabilities arising out of (i) actions taken by David R. Greenbaum or matters other than the furnishing of the certificate to which this Annex A is attached or (ii) actions to the extent such actions are taken with respect to matters that are covered by the indemnification obligations of FW/Mendik REIT, L.L.C. and certain of its affiliates under the Indemnification Agreement, dated as of March __, 1997.

                                                                  April 28, 2000





Vornado Realty Trust
Park 80 West, Plaza II
Saddle Brook, New Jersey



Ladies and Gentlemen:

          The undersigned David R. Greenbaum hereby certifies to Vornado Realty Trust ("Vornado") and Sullivan & Cromwell that, after due inquiry, he has made the factual representations set forth below and affirms as of the date hereof the accuracy of such representations. David R. Greenbaum acknowledges and understands that Vornado will be relying upon the accuracy of this certificate and these representations in providing representations to Sullivan & Cromwell in connection with Sullivan & Cromwell's rendering its opinion regarding Vornado's qualification for federal income tax purposes as a real estate investment trust (a "REIT").

          For purposes of the following representations, "Property Partnerships" refer to Vornado Realty L.P., 1740 Broadway Associates L.P., 1740 Investment Company, Two Park Company, B&B Park Avenue L.P., 866 U.N. Plaza Associates LLC, Two Penn Plaza Associates L.P., Eleven Penn Plaza Company, M 393 Associates, M/F Associates, M/S Associates, M/F Eleven Associates, M/S Eleven Associates, M Eleven Associates, M330 Associates, 330 Madison Company, 570 Lexington Company, L.P., and 570 Lexington Associates, L.P.

Vornado Realty Trust                                                         -2-

          These representations assume that (i) no relationship exists between Vornado and any tenant of the Property Partnerships (either through actual or constructive ownership) resulting from the stock ownership of Vornado that would cause rents to be treated as "related party rents" and (ii) no ownership relationship exists between Vornado and BMS LLC (either through actual or constructive ownership) that would cause BMS LLC not to be treated as an independent contractor within the meaning of Section 856(d)(3) of the Code. These representations treat the arrangements pursuant to which the owners of Two Penn Plaza and 866 U.N. Plaza provide steam, chilled water, security and engineering services to adjacent properties as cost sharing arrangements from which no gross income arises.

          For periods following the Effective Time (as defined in the Master Consolidation Agreement, dated March 12, 1997, between Vornado, Vornado/Saddle Brook L.L.C., The Mendik Company, L.P. and certain other parties (the "Consolidation Agreement")), these representations do not apply to (i) assets held by Vornado other than the Mendik Properties as defined in the Consolidation Agreement, the assets contributed by The Mendik Group to Vornado Realty L.P. at the Effective Time and assets acquired by the Mendik division of Vornado following the Effective Time (the "Mendik Assets"), i.e., these representations apply only with respect to the Mendik Assets, and (ii) gross income arising from Vornado assets other than the Mendik assets.

     1. For Vornado's 1997 taxable year and for each subsequent taxable year, at least 75% of the gross income required to be taken into account by Vornado (for purposes of determining its qualification as a real estate investment trust) with respect to the Mendik Assets taken as a whole will consist of (i) "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended (the "Code") (with the character of an item of income being determined with respect to each Property Partnership as if the Property Partnership were a real estate investment trust ("REIT") for federal tax purposes), (ii) interest on obligations secured by mortgages on real property or on interests in real property, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on

Vornado Realty Trust                                                         -3-


real property) which is not described in Section 1221(1) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions") from the sale or other disposition of, transferable shares in qualifying REITs, and (v) amounts described in Sections 856(c)(3)(E) through 856(c)(3)(I) of the Code.*

         2. For Vornado's 1997 taxable year and for each subsequent taxable year, at least 95% of the gross income required to be taken into account by Vornado (for purposes of determining its qualification as a real estate investment trust) with respect to the Mendik Assets taken as a whole will consist of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(1) of the Code, (iii) interest, (iv) dividends and (v)
(x) for taxable years beginning on or before August 5, 1997, income derived from payments to the Property Partnerships on bona fide interest

-------------

* For purposes of these representations, the assets and gross income of each of the Property Partnerships will be determined as if such entity were a REIT for purposes of determining the nature of its income and assets. Thus each Property Partnership will be deemed to own its proportionate share (determined in accordance with Treasury Regulation 'SS' 1.856-3(g)) of each of the assets of each entity that is treated as a partnership for federal tax purposes in which such Property Partnership holds, or is treated as holding, an interest and is deemed to derive directly the income of such entities attributable to such share. For purposes of these representations, however, none of the Property Partnerships will be treated as a REIT for purposes of determining whether a subsidiary of such Property Partnerships is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

      In treating the Property Partnerships as a whole for purposes of certain of these representations, gross income has not been double counted as a result of Treasury Regulation 1.856-3(g) or as a result of disregarding entities.

Vornado Realty Trust                                                         -4-


rate swaps or cap agreements entered into to hedge any variable rate indebtedness of the Property Partnerships incurred or to be incurred to acquire or carry real property, or gain from the sale or other disposition of such an agreement (an "Interest Rate Agreement") and (y) for taxable years beginning after August 5, 1997, income derived from payments to the Property Partnerships on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment.

         3. For Vornado's 1997 taxable year, less than 30% of the gross income required to be taken into account by Vornado (for purposes of determining its qualification as a real estate investment trust) with respect to the Mendik Assets taken as a whole was derived from the sale or other disposition of (i) stock or securities (including Interest Rate Agreements) held for less than one year, (ii) property in a transaction which, had each Property Partnership been a REIT, would be a "prohibited transaction" (as defined in Section 857(b)(6)(B) of the Code, but without regard to Section 857(b)(6)(C) of the Code), and (iii) real property (including interests in real property and interests in mortgages on real property) held for less than four years other than property compulsorily or involuntarily converted within the meaning of Section 1033 of the Code, and property which is foreclosure property as defined in Section 856(e) of the Code.

         4. For Vornado's 1997 taxable year and for each subsequent taxable year, each of the Property Partnerships did not receive or accrue and will not receive or accrue any amount required to be taken into account by Vornado (for purposes of determining its qualification as a real estate investment trust) with respect to the Mendik Properties, directly or indirectly, with respect to any real or personal property in any case in which the Property Partnership or any entity in which it has an interest (or any agent of any of the foregoing) furnishes or renders services to the tenants of such property, or manages or operates such property, either (i) other than through an "independent

Vornado Realty Trust                                                        -5-


contractor" with respect to such Property Partnership and Vornado (within the meaning of Section 856(d)(3) of the Code) from whom or which such Property Partnership and Vornado do not derive or receive any income or, for taxable years beginning after December 31, 2000, a "taxable REIT subsidiary" (as defined in Section 856(l) of the Code) of Vornado (a "TRS") or (ii) other than services
(x) usually or customarily rendered in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), or (y) not rendered primarily for the convenience of the occupant of the real property within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5). This representation assumes that any parking services rendered to tenants at Two Park Avenue would be rendered by BMS LLC for periods after the Effective Date. For taxable years beginning after August 5, 1997, none of the Property Partnerships will receive or accrue, directly or indirectly, any "impermissible tenant service income" within the meaning of Section 856(d)(7) of the Code.

     5. For Vornado's 1997 taxable year and for each subsequent taxable year, each of the Property Partnerships has not received or accrued and will continue not to receive or accrue rent required to be taken into account by Vornado (for purposes of determining its qualification as a real estate investment trust) with respect to the Mendik Properties attributable to personal property except with respect to a lease of real property where the average of the adjusted bases of the personal property at the beginning and at the end of the taxable year does not exceed 15 percent of the average of the aggregate adjusted bases of the real property and the personal property leased under such lease at the beginning and at the end of such taxable year within the meaning of Section 856(d)(1) of the Code. For taxable years beginning after December 31, 2000, "fair market values" shall be substituted for "adjusted bases" in the preceding sentence.

     6. For Vornado's 1997 taxable year and for each subsequent taxable year, each of the Property Partnerships has not received or accrued and will continue not to receive or accrue, directly or indirectly, any rent or interest required to be taken into account by Vornado (for purposes of determining its qualification as a real estate investment

Vornado Realty Trust                                                         -6-


trust) with respect to the Mendik Properties, where the determination of the amount of rent or interest depends, in the case of rent, on the income or profits of any person from the property, and, in the case of interest, upon the income or profits of any person, except where interest or rent is based on a fixed percentage or percentages of receipts or sales within the meaning of
Section 856(d)(2)(A) and Section 856(f)(1)(A) of the Code.

     7. For Vornado's 1997 taxable year and for each subsequent taxable year, other than with respect to Mendik Realty, Inc.'s lease at 330 Madison Avenue and the M 393 sublease from Times Mirror, each of the Property Partnerships has not received or accrued and will not receive or accrue, directly or indirectly, rent or any other consideration required to be taken into account by Vornado for purposes of determining its qualification as a real estate investment trust) with respect to the Mendik Properties under a lease from any person in which such Property Partnership or Vornado owns, directly or indirectly (a) in the case of a corporation, 10 percent or more of the total combined voting power of all classes of stock entitled to vote, or 10 percent or more of the total number of shares of all classes of stock, or (b) in the case of an entity other than a corporation, an interest of 10 percent or more in the assets or net profits of such entity. For purposes of this paragraph ownership will be determined by taking into account the constructive ownership rules of Section 318(a) of the Code (as modified by Section 856(d)(5) of the Code).

     8. Subject to paragraph 12 below, at the close of each quarter subsequent to the Effective Time of Vornado's taxable year ending December 31, 1997 and at the close of each quarter of each of Vornado's taxable years thereafter, all of the Property Partnerships' total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will continue to consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of the Property Partnership's operations, but not including receivables purchased from another person), and Government securities (other than temporary

Vornado Realty Trust                                                         -7-


investments of idle funds which will not cause the Property Partnerships to violate the asset tests of Section 856(c)(4) of the Code). For taxable years beginning after December 31, 2000, the Property Partnerships will not beneficially own securities of TRSs having an aggregate value in excess of 20 percent of the total assets of the Property Partnerships, as determined in accordance with the principles of Treasury Regulations Section 1.856-2(d).

     9. Subject to paragraph 12 below, at the close of each quarter subsequent to the Effective Time of Vornado's taxable year ending December 31, 1997 and at the close of each quarter of each of Vornado's taxable years thereafter, each of the Property Partnerships has not beneficially owned and will continue not to beneficially own securities of any issuer other than securities qualifying as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code (other than temporary investments of idle funds which will not cause the Property Partnerships to violate the asset tests of Section 856(c)(4) of the
Code).


     10. Each Property Partnership will at all times beneficially hold all of its assets for investment purposes and not as (i) stock in trade or other property of a kind which would properly be includible in inventory on hand at the close of a taxable year or (ii) property held primarily for sale to customers in the ordinary course of a trade or business.

     11. Each Property Partnership does not own and will not own any REMIC residual interests.

     12. Vornado Realty L.P. owns only nonvoting interests in the Management Corporation (as defined in the Consolidation Agreement) and the value of the securities of the Management Corporation (as defined in the Consolidation Agreement) owned by Vornado Realty L.P. will at all times be less than 5% of the total value of the assets of Vornado Realty L.P.

     13. In addition to those representations above, the operations of the Property Partnerships will be conducted so as to allow Vornado to comply with all other requirements under the Code (including, without limitation, Sections 856





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Vornado Realty Trust                                                         -8-

through 860 of the Code) necessary for Vornado to maintain qualification as a REIT.

     14. The activities of each Property Partnership have been and will be conducted in accordance with the relevant partnership's organizational documents and no Property Partnership is or will be properly classifiable as a corporation for federal income tax purposes.

     15. Each Property Partnership either (i) terminated at the Effective Time under Section 708 of the Code or (ii) allocated income to its direct and indirect partners before and after the Effective Time based on a closing of the books method.

     This certificate is being furnished to you in my capacity as an employee of Vornado and by your acceptance of this certificate you agree that, in connection with the furnishing of this certificate, I am entitled to the benefits of the indemnification rights set forth on Annex A hereto.


     IN WITNESS WHEREOF, I have signed this certificate as of this 28 day of April, 2000.



                                                 By:/s/ David R. Greenbaum
                                                    ----------------------
                                                    Name:  David R. Greenbaum
                                                    Title:

                                                                         Annex A


          This will confirm that (a) David R. Greenbaum is hereby designated as an "indemnitee" under the declaration of trust and bylaws of Vornado Realty Trust and (b) David R. Greenbaum will be exculpated from liability to the extent set forth in the declaration of trust or bylaws of Vornado Realty Trust; provided, that such indemnification shall not extend to cover any costs, expenses or liabilities arising out of (i) actions taken by David R. Greenbaum or matters other than the furnishing of the certificate to which this Annex A is attached or (ii) actions to the extent such actions are taken with respect to matters that are covered by the indemnification obligations of FW/Mendik REIT, L.L.C. and certain of its affiliates under the Indemnification Agreement, dated as of March __, 1997.